UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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(Rule 14a-101)

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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

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On November 1, 2017 Pershing Square Capital Management, L.P. and certain affiliates delivered the following presentation relating to Automatic Data Processing, Inc., which may also be posted on www.ADPascending.com:

ADP Ascending The Choice for Shareholders November 1, 2017

Disclaimer

The information contained in this presentation (“Information”) is based on publicly available information about Automatic Data Processing, Inc. (“ADP” or the “Company”), which has not been independently verified by Pershing Square Capital Management, L.P. ("Pershing Square"). Pershing Square recognizes that there may be confidential or otherwise non-public information in the possession of ADP or others that could lead ADP or others to disagree with Pershing Square’s conclusions. This presentation and the Information is not a recommendation or solicitation to buy or sell any securities.
The analyses provided may include certain forward-looking statements, estimates and projections prepared with respect to, among other things, general economic and market conditions, changes in management, changes in Board (defined below) composition, actions of ADP and its subsidiaries or competitors, the ability to implement business strategies and plans and pursue business opportunities in the human capital management industry. Such forward-looking statements, estimates, and projections reflect various assumptions by Pershing Square concerning anticipated results that are inherently subject to significant uncertainties and contingencies and have been included solely for illustrative purposes, including those risks and uncertainties detailed in the continuous disclosure and other filings of ADP with the Securities and Exchange Commission (“SEC”) at www.sec.gov. No representations, express or implied, are made as to the accuracy or completeness of such forward-looking statements, estimates or projections or with respect to any other materials herein. Actual results may vary materially from the estimates and projected results contained herein.
The Information is made available exclusively by Pershing Square and not by or on behalf of ADP or its affiliates or subsidiaries or any other person.  While certain funds managed by
Pershing Square and its affiliates have invested in common shares of, and/or derivatives referencing, ADP and certain principals of Pershing Square may stand for election to serve on the board of directors of ADP, Pershing Square is not an affiliate of ADP and neither Pershing Square nor its principals or representatives are authorized to disseminate any information for or on behalf of ADP, and nor do we purport to do so.
Pershing Square manages funds that are in the business of trading – buying and selling – securities and financial instruments. It is possible that there will be developments in the future that cause Pershing Square to change its position regarding ADP. Pershing Square may buy, sell, cover or otherwise change the form of its investment in ADP for any reason. Pershing Square hereby disclaims any duty to provide any updates or changes to the analyses contained herein including, without limitation, the manner or type of any Pershing Square investment. The
Information does not purport to include all information that may be material with respect to ADP, Pershing Square’s proposed slate of directors, or any other matter. Thus, shareholders and others should conduct their own independent investigation and analysis of ADP, the proposed slate of directors, and the Information. Except where otherwise indicated, the Information speaks as of the date hereof.
This presentation is neither an offer to purchase nor a solicitation of an offer to sell any securities of any investment funds managed by Pershing Square, ADP or any other person.  This presentation relates to Pershing Square’s solicitation of proxies in connection with the 2017 annual meeting (the “Annual Meeting”) of stockholders of ADP.
Pershing Square and certain of its affiliated funds have filed a definitive proxy statement and an accompanying GOLD proxy card with the SEC to be used to solicit proxies in connection with the Annual Meeting and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”).
PERSHING SQUARE STRONGLY ADVISES ALL STOCKHOLDERS OF ADP TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH
PROXY STATEMENT AND OTHER PROXY MATERIALS RELATED TO THE SOLICITATION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION, INCLUDING INFORMATION RELATING TO THE PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION.  SUCH PROXY MATERIALS WILL BE
AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.  IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE
PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO
THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (CALL COLLECT: (212) 269-5550; CALL TOLL
FREE: (866) 342-1635) OR EMAIL: ADP@DFKING.COM.

“I believe that change, and the ever increasing pace of
change, that we’re all witnessing, puts an incredible
pressure on our organizations, and the people in those
organizations. I believe that people, human beings,
fundamentally do not like change. It causes discomfort. I
believe, that change and accelerating change without good
leadership can turn that discomfort into fear. I believe that fear,
left
unchecked,
can
cause
organizations
–
good
people
–
to ignore reality. Do some really strange things. Ultimately cause the demise of their organization. Or, make them into
something that is insignificant, compared to their past.”
-
John Paul Jones
ADP,
Chairman
of
the
Board
Former Chairman and CEO of Air Products
2
________________________________________________
Source:
Villanova
University.
Summit
on
Leadership.
Leading
Today
in
a
Changing
World
(Circa
2009).
https://www.youtube.com/watch?v=nHbDZ0c_hsM

ADP’s Employer Services business is underperforming its potential
ADP can significantly improve its performance and competitive position with improved operational efficiency and greater technology leadership
Employer Services, currently earning a ~19% operating margin, should achieve 35% or greater margins
Employer Services’ growth can increase to ~7%+
Achieving ADP’s structural potential will drive enormous shareholder value
The long-term health of ADP will be driven by an improved and superior culture, employee engagement, innovation, and operational efficiency
ADP’s transformation can be accomplished without undue risk
The transformations of Solera (f.k.a. Claims Services) and CDK (f.k.a. Dealer
Services),
previously
owned
by
ADP,
provide
a
roadmap
ADP has an Enormous Opportunity for Improvement

“We
believe
there
is
likely
a
valid
case
for
accelerated
margin
expansion
at
ADP...
There
is
a
10-15
[percentage
point]
delta
between
ADP
and
competitor
margins
which
cannot
be
easily explained by structural differences…”
–
Lisa Ellis, Bernstein (Aug 31, 2017)
“[W]e
agree
that
there
are
significant
margin
expansion
opportunities
and
expect
the
activist
involvement to potentially help drive greater focus on improving the Employer Services margins going forward.”
–
Bryan Keane, Deutsche Bank (Sep 5, 2017)
“We
agreed
with
many
of
the
points
highlighted
by
Pershing…
There
is
an
opportunity
to
further
improve margins. ADP's revenue [per] employee lags competitors reflecting multiple platforms and redundant service centers.”
–
Mark Marcon, Baird (Aug 18, 2017)
________________________________________________
Note: Permission to use quotations throughout this presentation neither sought nor obtained. Emphasis added.
Wall Street Analysts Agree
“We
believe
there
is
sufficient
evidence
to
suggest
that
additional
margin
expansion
should
be
achievable
in
Employer
Services,
specifically
the
[Paychex]
comp,
the
CDK
case,
headcount
intensity, and lack of committed-to margin expansion from current initiatives.”
–
Lisa Ellis, Bernstein (Oct 31, 2017)

83% of ADP’s current long shareholders support Pershing Square’s involvement in ADP
83% of ADP’s current long shareholders find it “somewhat compelling” or “compelling” that ADP’s
Employer Services should achieve operating margins of 35% or greater
88% of ADP’s current long shareholders find it “somewhat compelling” or “compelling” that ADP’s
Employer Services revenue growth can be accelerated through operational improvements and a best-
in-class offering in ADP's Enterprise business
5
Shareholders
support
Pershing
Square’s
views:
(1)
Shareholders and Proxy Advisory Firms Agree
The proxy advisory firms see the opportunity (emphasis added):
“[ADP]
is
not
performing
to
its
full
potential,
operationally
or
financially,
and
is
not
maximizing
value for long-term shareholders. In our view, when compared to the productivity, profitability
and
growth
of
ADP's
competitors
in
the
HCM
industry…
the
substantial
opportunity
that
Pershing
Square
has
outlined
for
ADP
to
potentially
achieve
becomes
readily
apparent.”
-
Glass, Lewis & Co. (Oct 23, 2017)
“[T]he
dissident
does
appear
to
make
a
valid
point
when
noting
that
ADP's
margins
fall
far
short
of Paychex's… Moreover, economies of scale in areas such as R&D and corporate expense should
help
ADP's
margin
relative
to
Paychex.
ADP's
revenues
(excluding
pass-throughs
and
clients' funds' interest) are approximately three times that of Paychex, and its payroll-related revenue is more than four times that of Paychex.”
-
ISS (Oct 25, 2017)
________________________________________________
(1)
Lisa Ellis, Bernstein. ADP vs. Ackman: And the Investor Survey Says...The Vote Might Be Closer Than You Thought. October 13, 2017.

________________________________________________
(1)
ADP’s gross margins adjusted to exclude float income (-$397m) but add-back Systems Development and Programming Costs (+$628m) and Depreciation and Amortization (+$226m)
to be more consistent with competitor gross margin presentation. Competitor gross margins have similarly been adjusted (as relevant) for comparability purposes. Gross profit margins presented as a percentage of adjusted net operational revenue, excluding float income and reporting the PEO net of pass-through costs.
(2)
Excludes services and implementation revenue / associated gross profit.
(3)
Assumes ES achieved competitor-level gross margins of 74% on $8.5bn of Net Operational Revenue.
Adjusted Net Operational Gross Profit Margins
(1)
(%)
Recurring
Median:  74%
Median: 71%
ES:
~58%
(2)
Achieving competitor-level gross margins would drive ~$1.35bn of profit uplift or ~1,600 of margin improvement in Employer Services
(3)
Smallest
Largest
ADP has a Substantial Opportunity to Improve its
Gross Margins
60%
30%
40%
50%
60%
70%
80%
90%
100%
ADP (1)
Paychex
Workday
Ultimate
Insperity
TriNet
Cornerstone
Paycom
Paylocity
ADP
Excluding PEO (ADP)
SMB
Enterprise
PEO
HCM
Major Accounts
Recurring Adjusted Gross Profit

Net Operational Revenue per Employee
(1)
(Ex-Float)
7
ADP has a Substantial Opportunity to Improve its
Labor Efficiency
Median:   $232
Smallest
Largest
ES:
~$153
(2)
________________________________________________
Note: Based on latest fiscal year end, as relevant. Note that Kronos and Ceridian are two privately-owned competitors which do not have full public financials.
(1)
Net operational revenue excludes float income (“Funds Held for Clients”) and PEO Services pass-through costs (~$2.6bn for ADP, estimated at $165m for Paychex).
(2)
Insperity Net Operational Revenue estimated based on TriNet’s gross margins.
(3)
Estimated based on the average of two methodologies: (1) assumes ES achieved peer-level productivity on current headcount driving an additional $3.9bn of revenue with an estimated
40%
margin
flow-through
implying
a
$1.5bn
uplift
in
EBIT,
and
(2)
assumes
a
headcount
reduction
on
the
current
base
of
revenue
at
an
estimated
fully-burdened
cost
per
employee of $70k, driving a $1.2bn EBIT uplift.
Achieving competitor-level labor productivity would drive ~$1.4bn of profit uplift or ~1,600bps of margin improvement in Employer Services
(3)
ES:
~$212
$214
$238
$209
~$269
$249
$232
$159
$148
$161
$0
$50
$100
$150
$200
$250
$300
ADP
Paychex
Workday
Ultimate
Insperity
Trinet
Cornerstone
Paycom
Paylocity
ADP
Excluding PEO
SMB
Enterprise
PEO
HCM
Major Accounts

While Paychex historically generated similar Revenue per Employee to ADP
(from 2008-2011), it has dramatically outperformed ADP since 2011

ADP vs. Paychex: the Gap is Widening
Revenue per Employee
(1)
($’000)
Revenue Per Employee
(1,3,4)
($’000)
________________________________________________
(1)
For both ADP and Paychex analysis excludes Client Funds and PEO pass-through costs. Source: SEC public financials and/or financial press releases.
(2)
2008-2014 includes Dealer Services given lack of consistent disclosure. 2015 through 2017 excludes Dealer Services. Note that dealer services had revenue per employee of ~$220k at the time of the spinoff from ADP.
(3)
PEO
estimated
at
~11%
of
total
revenue
based
on
management
commentary
noting
PEO
comprises
¼
of
HRS
revenue
(Q2’2017
earnings
call),
growing
double-digits.
Pass-through
costs estimated at $165m. Adjusted results for Paychex change in accounting with respect to PEO pass-through costs in FY 2014. Assumed PEO has achieved a 15% CAGR since
2011, consistent with management commentary.
(4)
ADP excludes Dealer Services in both periods. 2009 employee headcount excluding Dealer Services based on disclosure from ADP’s March 2009 Analyst Day presentation.
$100
$150
$200
$250
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
ADP (2)
Paychex (3)
$159
$161
$158
$214
$100
$150
$200
$250
2009A
2017A
ADP
Paychex
+1.4x
4.4% CAGR

ADP vs. Paychex
Paychex is a mature ADP competitor with a similar growth profile; yet,
ADP’s Employer Services trails Paychex significantly across all key metrics:
revenue productivity, gross margin, and operational profit margin
Net Op. Revenue per
Employee
(1)
($’000)
Adjusted Gross
Profit Margin
(1,2)
(%)
Adjusted Operational
EBIT Margin
(1,3)
(%)
+2,200 bps
+1,600bps
+38%
19%
41%
22%
ADP
Paychex
58%
74%
60%
ADP
Paychex
$153
$212
$161
$214
ADP
Paychex
ADP (Employer Services)
Paychex (Excluding PEO)
Total: Including PEO, Net
(1)
For both ADP and Paychex analysis excludes Client Funds and PEO pass-through costs. Paychex PEO pass-through estimated at $165m on ~$340m of gross PEO revenue. Assumes ADP has 2,500 dedicated PEO employees. Assumes Paychex has 650 dedicated PEO employees, 75% gross profit margins and 40% net operational profit margin.
(2)
ADP’s gross margins adjusted to exclude float income (-$397m) but add-back Systems Development and Programming Costs (+$628m) and Depreciation and Amortization
(+$226m) to be more consistent with competitor gross margin presentation. Gross profit margins presented as a percentage of adjusted net operational revenue, excluding float income and reporting the PEO net of pass-through costs. Assumes ADP’s PEO has a 72% net gross profit margin (excluding pass-throughs).
(3)
Excludes float income and pass-through costs. Note ADP’s Employer Services margin of 19%; ADP’s PEO has a 48% net operational margin.

Paychex (~41% EBIT Margins) is Comparable to At
Least ~$3bn of ADP’s Employer Services Business
Paychex has ~35k clients and ~$0.7bn of revenue in its mid-market business (avg. 75-100 EEs),
(1)
comparable to the smaller client sub-vertical of ADP’s mid-market (~$1bn of ADP revenue)
10
“Our client base in the mid-market is about a little bit over 6% of our total clients. And you can assume that,
from
a
revenue
standpoint,
that's
three
to
four
times
what
our
client
base
is
[18-24%],
if
that
helps.”
-
Efrain Rivera, Paychex CFO (Dec 21, 2016)
ADP vs. Paychex: Revenue Composition by
Underlying Client Size
Implies all other ES
revenue (>150 EEs)
margins of  ~6%
Implied ADP Employer Services Margin
Excl. Paychex Comparable Revenue
x41%
ADP
Mid-Market
(50-999)
~$2bn
~$2bn
(RUN
by
ADP)
~$0.6bn
~$1bn
$2.8bn
$8.5bn
~$2bn
$1.7bn
$1.8bn
~$5.5bn
$8.5bn
~$2bn
~$1bn
~$0.8bn
~$0.4bn
________________________________________________
(1)
“EEs” is an ADP / HCM industry term which denotes the number of underlying employees per client.
$1.6bn
$0.4bn
$5.5bn
= 6%
Workforce
Now
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
Paychex
ADP
SMB (1-49)
Large-Mid Market (150-999)
Enterprise (1,000+)
International
All Other
Net Operational Revenue
Operational EBIT
Small-Mid Market (50-149)

ADP’s Management Has Admitted That There is
“Plenty of Room for Improvement”
Carlos
Rodriguez,
President
&
CEO
“…When you look at ADP's overall pretax operating margin, it's pretty darn good, but when
I stack
it
up
against
other
companies
that
are
in
similar
industries
to
us,
I
think
there
is
plenty
of
room
there.
So
we
have
one
or
two
competitors
that
have
higher
operating
margins than we do [e.g. Paychex] and that would be a good example of how much space, how much room there is.
“So
we
believe
there
is
room
inherently,
but
I
think
there
are
data
points
out
there
that
would
lead
you
to
believe
that
a
20%
pretax
operating
margin
is
nice,
particularly
for
some
other
industries,
but
in
our
world
it
leaves,
I
think,
plenty
of
room
for
improvement
over
the
years.”
ADP
Sanford
Bernstein
Conference
–
May
29,
2013

Management should be held accountable to deliver margin expansion which, based on the company’s own statements, is clearly achievable

Growth in ADP’s Employer Services is Deteriorating
Growth in Employer Services has deteriorated in recent years and must dramatically accelerate to meet ADP’s September 12th plan
12
________________________________________________
Source: ADP SEC financials, financial press releases.
(1)
FY 2012 through FY 2016 based on ADP management’s “Constant Dollar Internal Revenue Growth” metric. FY 2017 based on ADP management’s “Organic Revenue Growth.”
ADP’s
Plan
(‘18-‘20)
calls
for
ES
growth
of 6-7%; will require ‘19-‘20 inflection
Employer Services Revenue Growth (%)
ACA (“Obamacare”)
related activity
significantly boosts
revenue growth
ACA tailwinds
fade, growth
declines
6%
6%
7%
6%
6%
4%
2% –
3%
7% –
9%
7% –
9%
2%
3%
4%
5%
6%
7%
8%
9%
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018E
FY 2019E
FY 2020E
Organic Revenue Growth (%)
Implied FY 2018 -
FY 2020 Plan (Midpoint)
(1)

ADP is Falling Behind Competitors, Particularly
in Enterprise HCM (~20% of Employer Services)

ADP’s board and management have failed to develop a best-in-class offering for the
Enterprise market, a failure which has allowed competitors to capture meaningful market share and value at the expense of ADP
Change in HCM Client Count
(Since Launch of Vantage)
(1)
Change in Revenue
(FY 2009 –
FY 2017) ($bn)
(3)
Enterprise Value Creation
(FY 2009 –
FY 2017) ($bn)
(5)
________________________________________________
(1)
Presented
as
the
change
in
client
count
from
FY
2011
through
FY
2017
(consistent
with
the
launch
of
Vantage).
Note
client
counts
may
not
be
directly
comparable.
(2)
Current Vantage count
from 5/3/2017 commentary when ADP described having 350 live Vantage clients.
(3)
Based
on
the
change
in
revenue
from
FY
2009
–
FY
2017.
Workday
2009
revenue
of
$50m
based
on
public
news
articles
(Forbes.
Duffield
Scores
Biggest
Round.
4/30/2009).
(4)
Fiscal year 2009 based on ADP’s 2009 Analyst Day Investor Presentation. FY 2017 estimated at 20% of headline Employer Services revenue for comparability.
(5)
Workday 2009 valuation based on its Series E private financing round, per Fortune. http://fortune.com/2012/10/15/the-vc-firm-that-turned-down-workday/
(6)
Assumes 40% flow through from revenue to EBIT, a 33% tax rate and a 25x unlevered earnings multiple.
(2)
(4)
(6)
“In the case of an ADP…So I consider them a more coopetition. They're not really trying to be best to beat in HR…When I think about people that we compete against for cloud HR, performance, learning, recruiting… I'd say probably more
Ultimate. That's where we want to dominate.”
–
Aneel
Bhusri, Workday CEO, June 2, 2016
“In the case of an ADP…So I consider them a more coopetition. They're not really trying to be best to beat in HR…When I think about people that we compete against for cloud HR, performance, learning, recruiting… I'd say probably more
Ultimate. That's where we want to dominate.”
–
Aneel
Bhusri, Workday CEO, June 2, 2016
Despite ADP’s installed base (circa ‘11)
of ~4k, a large client base to sell to
Est. ~40% directly comp-
arable to ADP Enterprise
bn
bn
bn
bn
bn
bn
350
1,344
1,400
ADP
(Vantage)
Workday
Ultimate
Software
($0.2)
$1.5
$0.6
ADP
(Enterprise)
Workday
Ultimate
Software
($1.3)
$20.2
$5.1
ADP
(Enterprise)
Workday
Ultimate
Software

Ultimate Software Wins ~45% of Clients from ADP;
What These Clients Say About ADP is Instructive

Why are they looking to replace their old vendor (e.g., ADP)?
What factors are allowing Ultimate to win versus incumbent providers (e.g., ADP)?
________________________________________________
Source: Ultimate Software Investor Presentation.
Competitors published reasons for why they’re winning in the marketplace invalidates
ADP’s claim that its current “service” offering is a point of competitive advantage

________________________________________________
(1)
Net operational revenues, excludes float allocations. Adjusts for currency and divestitures. Consistent with ADP’s prior presentation of “Internal Revenue Growth.”
(2)
Based on ADP’s 2009 Analyst Day disclosure as contrasted against recent comments (Q3’2017 Earnings Call).
Employer Services has achieved a ~5% constant-currency organic revenue
CAGR
since
2009
(1)
,
despite
Enterprise
revenues
declining
~10%
(2)
over
that
time
If Enterprise had a best-in-class product and grew at least in-line with the broader ES business, growth would accelerate to ~7%+
ADP’s
PEO
business
is
massively
underpenetrated
relative
to
ADP’s
client
base (at 5% to 7% of ADP’s addressable client base vs. 14% to 16% for the broader economy)
the PEO has extremely attractive relative unit economics
Additional growth drivers include: (1) big-data, (2) gig economy or other related HCM offerings, and (3) consumer-focused product extensions &
adjacencies
ADP Can Grow More Quickly
With best-in-class technology capabilities, Employer Services could increase growth from mid-single-digits% to high-single-digits%

Root Causes 16

ADP’s senior executive management
Executives
have
decades
of
tenure
at
ADP
and
effectively
no
outside
experience
or
perspectives
ADP’s CTO is not a technologist by training (previously a GM)
“He’s [Bill Ackman] saying that somehow the company is insular and that people stick around forever,
and
the
people
that
have
worked
for
me
have
been
around
the
company
for
a
long,
long
time.
What
he’s
not aware of is that my team is almost entirely new from the time I became CEO.”
–
Carlos Rodriguez (CNBC August 10, 2017)
ADP’s Senior Management Team is Insular
17
Name
Position
Age
Joined
Tenure
Carlos Rodriguez
CEO, President & Director
53
1999
18
Jan Siegmund
CFO & Corporate VP
53
1999
18
Thomas Perrotti
President of Worldwide Sales & Marketing
48
1993
24
Edward Flynn
President of Global Enterprise Solutions
57
1988
29
Deborah Dyson
President of National Account Services and Client Experience, Continuous Improvement
51
1988
29
John Ayala
President of Major Account Services & ADP Canada
50
2002
15
Maria Black
President of Small Business Solutions & HR Outsourcing
43
1996
21
Douglas Politi
President of Added Value Services & Corporate VP
55
1992
25
Stuart Sackman
Corporate VP, Global Product and Technology
56
1992
25
Donald
Weinstein
Corporate VP, Chief Strategy Officer
48
2006
11
Michael
Bonarti
Corporate VP, General Counsel & Secretary
51
1997
20
Dermot O’Brien
Chief Human Resources Officer
51
2012
5
Average Tenure
20

________________________________________________
Source: Glassdoor, Inc. July 2017.
Overall Rating
Approval of CEO
Approve of Senior
Management
ADP Rank:
Last
2    to Last
Last
ADP Trails Major Peers Across a Variety
of Employee Satisfaction Metrics
18
4.4
3.7
4.2
4.2
4.2
4.2
4.6
3.8
3.7
3.5
2.0
3.0
4.0
5.0
Paylocity
Paycom
Cornerstone
OnDemand
Intuit
Kronos
Ceridian
Ultimate
Software
Workday
Paychex
ADP
95%
81%
95%
96%
96%
91%
97%
91%
93%
86%
50%
60%
70%
80%
90%
100%
4.3
3.7
4.1
3.9
3.9
4.1
4.6
3.7
3.5
3.1
2.0
3.0
4.0
5.0
ADP
SMB
Mid-Market
Enterprise
"Beyond Payroll"
nd
Note: Green stars denote Glassdoor Highest Rated CEOs from 2016 or 2017 based on U.S. employee feedback between 5/2/15 - 5/1/17.

________________________________________________
Source: Glassdoor, Inc. July 2017.
Culture & Values
Recommend to a
Friend
Positive Business
Outlook
ADP Rank:
Last
Last
Last
ADP Trails Major Peers Across a Variety
of Employee Satisfaction Metrics
19
4.5
3.9
4.5
4.4
4.2
4.3
4.7
4.0
3.8
3.5
2.0
3.0
4.0
5.0
Paylocity
Paycom
Cornerstone
OnDemand
Intuit
Kronos
Ceridian
Ultimate
Software
Workday
Paychex
ADP
86%
69%
85%
86%
85%
88%
92%
72%
71%
68%
50%
60%
70%
80%
90%
100%
85%
67%
80%
83%
82%
83%
93%
77%
66%
59%
50%
60%
70%
80%
90%
100%
ADP
SMB
Mid-Market
Enterprise
"Beyond Payroll"

ADP’s Culture Needs to Change
ADP’s insular, bureaucratic, and staid corporate culture causes the
Company to trail competitors in recruiting talent, eroding the Company’s long-term competitive position
Many of ADP’s direct competitors rank
amongst the best places to work in
the country, according to prestigious
lists such as the Fortune 100 Best
Companies to Work For
Challenge in recruiting employees
“Insular, outsiders don’t get ahead”
“Outside views aren’t considered or
embraced, change never pursued”
“ADP is an accounting and
processing company”
“ADP is not a technology or software
company”
7.   Ultimate Software
8.   Salesforce
13.   Intuit
18.   Workday

ADP is notably absent…

Prior Dispositions Provide a Roadmap for ADP 21

ADP’s Prior Dispositions Demonstrate The
Opportunity For Improvement

CDK (f.k.a. “Dealer Services”)
Solera (f.k.a. “Claims Services”)
Adjusted EBIT Margins (%)
Adjusted EBIT Margins (%)
________________________________________________
Source: ADP, Solera and CDK Global financials. Adjusted EBIT as presented includes certain non-GAAP adjustments consistent with the company’s individual presentation format.
See page 76, ADP Ascending: Detailed Supporting Materials (October 11, 2017).
ADP
Owned
Solera
ADP
Owned
CDK
These dispositions highlight ADP’s inadequate business oversight and governance
+2.2x
+2.2x
ADP has recently sold yet another
business (CHSA / COBRA to WageWorks) which is
also
poised
to
double
margins
(1)
“In our view, the Solera and CDK cases are perhaps the most compelling evidence of the ADP board's sub-optimal business oversight and the validity of the opportunity asserted by Pershing Square for
ADP's Employer Services to substantially improve its performance given more effective board oversight, proper direction, a different mentality and a new operating plan.”
-
Glass, Lewis & Co. (Oct 23, 2017)
18%
40%
FY 2005A
FY 2011A
16%
~35%
FY 2014A
FY 2019E (Exit)

Adj. Rev Growth (excl
F/X):
Adj. EBITA Margins:
CDK embraced the views of shareholders, hired a consultant to evaluate its potential, and publicly announced a transformation plan. CDK’s financial results and share price performance have been consistently positive
23
CDK: Dividend-Adjusted Share Price Performance
2015A
8%
18%
Jun 16, 2015: CDK announces
Transformation Plan to Strengthen the
Business and Enhance Long-term Value
2016A
7%
22%
2017A
6%
26%
May 23, 2016: CDK announces a comprehensive
reorganization streamlining the organization
around a new operating structure
Aug 3, 2016: CDK reports FY 2016 results
including FY 2019 target of Adj. EBITDA
exit margin of 40% or above
Oct 27, 2014: Sachem Head
files 13D, announces 9.8%
stake in CDK
May 4, 2016: Elliott letter identifies
an opportunity for CDK to expand
Adj. EBITDA margins to 42%
2018E
~4-5%
~30%
CDK Embraced the Views of Shareholders and
Delivered on its Potential
Aug 3, 2016: CDK adds two independent
directors after agreement with Elliott
Oct 1, 2014: CDK spins-out of
ADP at $31 per share
________________________________________________
Source: CapIQ, CDK Global SEC financials and public press releases.
$20
$25
$30
$35
$40
$45
$50
$55
$60
$65
$70
Sep-14
Feb-15
Jul-15
Dec-15
May-16
Oct-16
Mar-17
Aug-17

CDK Global:
What Was CDK’s Transformation Plan?

Under ADP’s Ownership / Post-Spin
CDK Transformation Plan
Segments
Sales
R&D
“We’re committed to an avg. 40-50bps of margin
improvement
over
the
next
five
years”
(10)
________________________________________________
(1)
CDK 8K (May 23, 2016).
(2)
Q3’2016 Earnings Call (May 5, 2016).
(3)
CDK at JPMorgan TMT Conference (May 24, 2016).
(4)
CDK Global Investor Day (June 16, 2015).
(5)
CDK 8K (May 23, 2016).
(6)
CDK Fiscal 2017 Results (August 1, 2017).
(7)
CDK at Robert W Baird Global, Consumer, Technology & Services Conference (June 9, 2016).
(8)
Q2’2017 Earnings Call (February 2, 2017).
(9)
Q1’2016 Earnings Call (November 3, 2015).
(10)
ADP 2009 Analyst Day Presentation (March 25, 2009).
Margins (%)
~16% to ~35% over 5 years
“Seven R&D organizations reporting
to six different places”
(3)
“Five sales organizations”
(3)
Reducing complexity
“One
global
R&D
organization”
(7)
Duplication
“Multiple
organizations
doing
the
same
thing”
(3)
12
different
“old
and
clunky”
systems
(3)
CDK’s Transformation Plan is comprised of 200 discrete projects with individual project leaders
“One
sales
organization”
(7)
Billing Systems
Product Sprawl
1,500 software version; 74 products
(2)
<400
versions
and
declining
(6)
Complexity
Excessive
“legacy
complexity”
(3)
Simplified
structure
(5)
“One
system”
(8)
Implementations
“Reducing average implementation
times
by
approximately
30%”
(9)
Overly cumbersome and lengthy product
implementation
process
(4)
Reducing duplication
“Three separate entities”
(1)

CDK was NOT a “risky” and complicated technology
transformation –
neither is ADP
CDK’s transformation consisted mostly of basic
“blocking-and-tackling”
and
operational
excellence:
25
All
of
these
initiatives
improve
the
client
experience
and
will
lead
to
higher
client
retention
and
satisfaction
Simplifying the organizational structure
Delayering middle-management
Engaging in facility rationalization
Improving labor productivity
Streamlining service and implementation
Enhancing strategic sourcing
Promoting pricing discipline

ADP’s Response is Not Adequate 26

Attempting to discredit Pershing Square, including claiming
we are uninformed about ADP’s business
Promoting a false TSR which it claims is in excess of its HCM competitors
Selectively recasting its historical operating performance in a misleading light for shareholders
Using fear tactics that our plan will introduce unacceptable
“risk” including necessitating “drastic” headcount reductions
Claiming to “already be doing it” and having a plan in place to deliver “500bps” of margin improvement by FY 2020
An Overview of ADP’s Engagement Throughout this
Proxy Contest
27
“The Company's selective presentation of certain metrics, calculated inconsistently or without context, purportedly to make ADP's absolute or relative performance appear better, in this case is a tactic which considerably weakens the Company's defense, in our view.”
-
Glass, Lewis & Co. (Oct 23, 2017)
ADP’s defense has consisted of:
Reality
“[W]hen
ADP's
total
returns
are
calculated
appropriately
and
objectively,
and
judged
in
proper
context
against
a
peer
set
consisting
of
the
most
directly
comparable
publicly-listed
companies
that
compete
with
ADP
in
the
HCM
industry,
ADP's
TSR
performance
is
not
as
strong
as
the
Company
claims.”
-
Glass, Lewis & Co. (Oct 23, 2017)

ADP Says to Shareholders That It Is Outperforming –
But This is Not True

________________________________________________
Source: Capital IQ; Total Shareholder Return. Dividend adjusted share price, assuming dividends reinvested (including CDK proceeds reinvested at time of spin-off).
(1)
See
pages
30-43
of
Pershing
Square’s
Response
To
ADP’s
September
12
th
Investor
Presentation
(September
25,
2017)
available
at
www.adpascending.com.
(2)
“Actual HCM Competitors” comprised of a market-cap weighted index of Paychex, Ultimate Software, Insperity, and Cornerstone OnDemand.
(3)
Includes the TSR of competitors which went public subsequent to the TSR measurement date. The starting date for the respective competitors is the later of November 8, 2011 /
May
9,
2012
(respectively)
or
the
competitors’
IPO
date/price
(for
Workday,
TriNet,
Paycom
and
Paylocity).
ADP’s
Actual
TSR
Since
Mr. Rodriguez’s Appointment as CEO
ADP claims a 203% TSR over CEO Carlos
Rodriguez’s tenure and claims to be outperforming
its “HCM-related” peers
ADP’s
purported
TSR
is
misleading:
(1)
Uses
the
day
after
the
CEO
starts
Does not use the unaffected price; instead
includes the increase in the stock price from
Pershing Square’s investment
Inappropriately includes CDK outperformance
(CDK underperformed under ADP and was fixed
by post spin-off board and management)
Uses a distorted “peer” group of largely unrelated
companies to assert its “outperformance”
(2,3)
Public
Competitors
as of Nov 8,
2011
(2)
-50%
Includes
Subsequent
IPOs
(3)
“Upon
review,
we
consider
several
of
the
Company's
reported
TSR
figures
to
be
overstated,
and
the
Company's TSR comparisons to be less relevant than those presented in the Dissident's materials… we find ADP's TSR performance to be far less impressive than touted by the board and management. Most notably,
ADP's
total
returns
are
either
merely
consistent
with
or
meaningfully
lower
than
the
average
returns
of
the
Company's
closest
HCM
competitors.”
-
Glass, Lewis & Co. (Oct 23, 2017)
141%
126%
165%
191%
ADP
ADP Purported
"HCM-Related
Players" (Market
Cap Weighted)
Actual HCM
Competitors (Market
Cap Weighted)

Instead of Embracing the Opportunity, ADP
Management Has Affirmed the Status Quo

On
September
12
th
,
ADP
responded to Pershing Square
and released its “Transformation
Plan,” which:
Is an affirmation of the
status quo
Delivers no meaningful
improvement despite the fact
that ADP significantly trails
competitors and its potential
“[ADP’s]
rebuttal
was,
in
our
view,
a
confident,
well-articulated,
detailed,
reiteration
of
the
status
quo
for
ADP,
providing
plenty
of
insightful
incremental
data
points
and
disclosures,
but
no
material
change
to
the
financial
outlook
for
the
company.
ADP
established
three-year
guidance
for
the
first
time,
but
the
guidance
was
consistent
with
its
already-disseminated
FY18
guidance
and
long-term
business model.”
(2)
-
Lisa Ellis, Bernstein (Sep 13, 2017)
ADP’s “Transformation Plan”
ADP’s board and management have effectively said they can’t do any better
+40-75 bps per annum
________________________________________________
(1)
Presented on an as-reported basis for comparability purposes. Includes both Client Funds income and PEO pass-through revenues.
(2)
Permission to use quotations throughout this presentation neither sought nor obtained. Emphasis added.
Adjusted EBIT (%)
(1)
20%
21-22%
32%
ADP, Current
(FY 2017)
ADP's Long-Term Plan
(FY 2020)
PSCM Plan
(FY 2022)

ADP Has Failed to Address The Substance of Our
Business Case

“Perhaps
most
concerning
has
been
the
company's
failure
to
directly
address
the
dissident's
main
criticisms.
In
its
public
response
to
the
dissident,
the
board
did
not
seem
to
provide
adequate answers
as to why its EBIT margin trails Paychex's so widely or how it plans to reverse market share losses among large customers, focusing instead on making pointed criticisms of the dissident's
track
record,
fee
structure,
and
behavior
in
this
contest…
the
company's
lack
of
direct
public
response
to
two
key
issues
raised
by
the
dissident
-
how
it
will
reverse
market
share
loss
among
large
customers
and
why
its
EBIT
margin
trails
Paychex's
so
widely
-
suggests
that
having
a significant shareholder on the board could help ensure that the company is addressing those challenges and responding to them with sufficient urgency.”
-
ISS (Oct 25, 2017)
“[T]he
Company's
lack
of
a
substantive
response
to
several
of
the
Dissident's
arguments,
including a series of questions raised by Pershing Square during this campaign with respect to
ADP's operational performance (such as ADP's profit margins in Employer Services by sub-
segment),
suggests
that
particularly
convincing
evidence
to
refute
the
Dissident's
critique
does not exist... In our view, the board's response, or lack thereof, to the substance of Pershing
Square's
argument
leaves
much
to
be
desired
by
shareholders
and,
similarly,
the
board's
stated
operational
and
financial
plan
strikes
us
as
being
inadequate
and
underwhelming
given
the
substantial opportunity thoroughly detailed by Pershing Square.”
-
Glass, Lewis & Co. (Oct 23, 2017)
________________________________________________
Note: Emphasis added.

ADP Is Now Attempting to Pivot Its Tone and Message
In Response to Shareholder Support for Our Views

“I’m directly saying [Bill Ackman] doesn’t
know what he’s talking about”
-
Mr. Rodriguez, CNBC (Aug 10, 2017)
“[W]e strongly disagree with many of the
assertions made by Mr. Ackman… [it]
betrays a fundamental lack of
understanding of the current state of ADP's
business…”
-
Press Release (Aug 17, 2017)
“ADP’s strategy is working”
-
Shareholder Materials (Sep 12, 2017)
ADP’s Original Messaging (Aug / Sep)
“[ADP] has not offered a convincing rebuttal, or even attempted to squarely address the substance of the Dissident's core arguments… Upon review, we find the
Company's plan to be underwhelming… [T]he board's plan fails to acknowledge the magnitude of the opportunity…”
-
Glass, Lewis & Co. (Oct 23, 2017)
ADP’s Revised Tone and Message (Oct)
________________________________________________
Source: Various ADP press releases, shareholder letters, and management public commentary available on ADP’s website and/or filed with the SEC.
(1)
We
have
noted
that
neither
Pershing
Square,
Wall
Street
research
analysts
(including
Glass
Lewis),
or
other
shareholders
with
whom
we
have
spoken
can
reconcile
this
claimed
500
bps number with their stated aggregate margin goal of 100-200bps through FY 2020 (which is entirely consistent with their existing long-term plan).
“We probably agree on a lot of different things from a
thematic standpoint: The need to transform our
technology at ADP, the need to be efficient, to improve
margins… he’s a few years late in terms of the ideas
that he has…”
-
Mr. Rodriguez, Yahoo Finance (Oct 20, 2017)
“[W]e
just
guided
to
another
500bps
(1)
improvement
over the next three years, so if Ackman is advocating
for a 1200 bps margin improvement we’ve, over the
course of six to nine years, we’ve been able to
accomplish the same thing.”
-
Mr. Rodriguez, Bloomberg TV (Oct 18, 2017)

ADP’s stated Adj. EBIT margin guidance is only 100 to 200 bps by FY 2020
Implies only ~220bps of Employer Services margin expansion
Consistent with the natural flow-through margins of the business suggesting that the various productivity initiatives claimed by ADP will have no net impact on the business
32
ADP Claims Its Plan Achieves “500bps” of Margin
Expansion
–
It Is Not True
ADP’s current plan calls for just ~300bps
of net operational margin expansion
“Operational Margin Expansion of ~500 bps”
ADP’s Claim
Reality
“Upon closer scrutiny, ADP's three-year plan calls for only approximately 300 basis points in net operating margin expansion, and only 220 basis points of margin expansion in Employer Services, which is consistent with ADP's historical performance and long-term plan of delivering 50 to 100 basis points per year.
-
Glass, Lewis & Co. (Oct 23, 2017)
ADP is attempting to overstate its operational progress, but this is not credible
Pershing Square has publicly demanded that ADP provide detailed support for this “500bps” claim or retract this misleading statement

There Is Much More That ADP Can Do To Improve
Current initiatives should be paired with a more comprehensive plan to achieve ADP’s full structural potential
ADP has additional opportunities to improve performance, including:
Corporate restructuring / reducing legacy silos / spans-and-layers
Design products for self-sufficiency; restructure support organization, reduce labor intensity
Implementation automation
Back-end technology improvements
Reduced spending on legacy platforms
Technology and innovation leadership
ADP claims to have some elements of these workstreams
underway, while
entirely ignoring others, and the company has made no commitment to deliver
on the margin improvement these changes should drive

ADP’s Transformation is Timely and Actionable Without Undue Risk

The Time is Now
Small-
(~25% of ES revenue) and Mid-market (~35%) migrations will be complete by year-end
International and Multinational (~20%) generally do not require significant product migrations for efficiency improvements to be delivered
While Enterprise (~20% of ES, ~15% of total) will require product migrations over the coming years to achieve ADP’s full potential,
Pershing Square has suggested
various
risk-mitigating
strategies
which
ADP
is
now
adopting
We believe the majority of Enterprise customers can and should be considered for migrations
to
Workforce
Now.
(1)
This
would
accelerate
the
timing
and
reduce
the
risk
of
migrations while driving further platform density and efficiency we understand that
ADP has now communicated it intends to adopt this strategy
(2)
ADP’s slow and plodding approach of small, incremental improvement risks ADP’s long-term competitive position and is not good for employees, customers, and shareholders
35
________________________________________________
(1)
Workforce
Now
functions
quite
well
for
most
companies
with
up
to
3-4k
employees.
According
to
US
census
data
(2014
County
Business
Patterns)
~75%
of
total
businesses
with
more than 1k employees are in the 1-4k range; this is consistent with estimates of the percentage of ADP’s clients below ~4k employees we have heard from prior executives.
(2)
We
first
suggested
this
as
a
potential
strategy
during
our
August
17th
presentation.
This
was
referenced
by
Stifel
following
our
presentation:
“One
tidbit
we
found
most
interesting.
The
Enterprise market has been a known challenge for ADP and perhaps one of Pershing’s most interesting points was that they argued a substantial portion of the Enterprise market could run on WorkForce
Now, ADP’s mid-market platform.” (Source: Stifel, Aug 17, 2017) More recently, management appears to be suggesting this to be a viable solution as noted
by BMO: “[M]anagement…stated it could migrate some of the smaller Enterprise clients to its Workforce Now platform as Pershing suggested.” (Source: Jeff Silber, BMO Capital
Markets, Sep 13, 2017).

As a proxy tactic, ADP has made vague and alarmist assertions about the risk of a transformation –
claims which are not supported by facts and do not align with our proposals
The vast majority of our proposed initiatives do not involve “touching” ADP’s clients or product
migrations,
but
rather
focus
on
improving
ADP’s
underlying
operations
–
basic
operational excellence
Our plan for ADP’s transformation is responsive to clients needs (better technology, improved
support,
etc.)
and
will
improve
ADP’s
client
experience
ADP has recently claimed our plan will require “drastic” headcount reduction, introducing risk
–
that
is
not
accurate
and
not
supported
by
the
facts
(1)
ADP
has
high
(>10%)
associate
attrition
–
ADP
needs
to
hire
~6,000
new
employees
each year to keep headcount flat
ADP can “grow into” its labor productivity, much like Paychex; at ADP’s growth rate it should be able to achieve competitor-level productivity within 5 years
CDK made enormous margin improvement while maintaining headcount at ~9k
Most of the changes necessary for ADP to achieve its potential will never be visible to ADP’s client, beyond a better client implementation process and a higher-quality and more responsive service experience
36
________________________________________________
(1)
See pages 12 –
13, Pershing Square Letter to ISS (October 30, 2017).
ADP’s Transformation Can Be Accomplished in a
Prudent and Measured Way

A Transformation of ADP Will Not Require a Reset
of Earnings
While a transformation of ADP may require new or redirected investments, such investments should not cause a decline in ADP’s near-term earnings
ADP’s resources (e.g., technology spend, salesforce, financial strength) are vast, even relative to its greater scale versus competitors
ADP’s technology R&D spend is already dramatically higher than competitors’
$859mm per annum of total R&D spend and ~9,000 employees in technology is a multiple of competitors’
“Innovative” R&D spend of $450mm per annum
o
ADP is already spending on needed next-generation strategic initiatives; the output from these initiatives remains to be seen
Bloated legacy technology maintenance spend of $410mm per annum has increased despite platform migrations and should be substantially decreased
Significant and immediate savings from operational efficiencies and reduced legacy technology spend will more than offset any necessary investments
The transformations of CDK (f.k.a. Dealer Services) and Solera (f.k.a. Claims Services)
were highly successful, with immediate and consistent progress

A transformation of ADP should provide for immediate and consistent improvement in performance, while driving significant long-term value for shareholders

The Choice for Shareholders

With Support From Shareholders, ADP Can Create
Enormous Value
Add a major shareholder and two new independent directors to the Board
Establish a long-term vision for ADP
Form Board Committee to oversee the transformation plan
Hire an independent consultant to help develop detailed plan
Evaluation of necessary product, technology, and operating enhancements required to deliver on ADP’s significant potential
Evaluation of management necessary to execute transformation
Redesign management incentives and compensation to align with transformation objectives and long-term value creation
Highlight long-term opportunity to shareholders and outline path to achieve long-term potential
39
Step One
Step Two
Step Three
Step Four
Step Five
Build a best-in-class HCM software, technology, and service company

The Choice for Shareholders

The choice for shareholders is clear –
support the status quo or support
ADP in achieving its potential
Pershing Square Plan –
Achieve Potential
Management –
Status Quo
“[N]o material change to the financial
outlook for the company”
(1)
Nominal margin expansion
(but significantly below ADP’s
competitors’ and its potential)
“[R]eiteration
of the strategy and
business outlook that the company
has already had under way”
(1)
Requires meaningful increase in
Employer Services’ growth to
achieve long-term revenue guidance
No concrete plan or urgency to fix
ADP’s enterprise business
Fresh perspectives and a focus on
operational efficiency and margin
expansion
Achievement of efficiency and
margins approaching ADP’s
competitors’ and its potential
Acting urgently to strengthen ADP’s
competitive position, most notably in
its Enterprise business
Accelerated revenue growth
Accelerated earnings growth
________________________________________________
(1)
Lisa
Ellis.
ADP
vs.
Ackman
-
Where
do
things
stand,
and
what
to
do
with
the
stock?
Bernstein.
September
19,
2017.
Permission
to
use
quotations
neither
sought
nor
obtained.

The Nominees for ADP’s Transformation Will Bring
Fresh Perspectives & Relevant Skills to ADP’s Board
To fulfill its potential, ADP’s board needs expertise in both (i) business transformation and operating efficiency and (ii) technology and the HCM industry
ADP’s board already has relevant technology and HCM experience
ADP’s own board skill set matrix suggests just 4 of 10 existing directors have technology and HCM industry experience
(1)
We are not
seeking to replace any
of these directors
ADP’s board does not have directors with business transformation and operating efficiency experience
We are proposing three directors to ADP’s board, The Nominees for ADP’s
Transformation, who bring a shareholder orientation, fresh perspectives and relevant skills in business transformation and operating efficiency
ADP’s board committees are chaired by the longest tenured directors –
replacing these directors will allow newer board additions to assume greater responsibility within the boardroom
41
________________________________________________
(1)
See
page
39
of
ADP:
Driving
Superior
Results
Through
Market
Leadership
and
Continuous
Innovation
(September
12,
2017).

Director since 2007 (10 years)
Has overseen ADP’s underperformance relative to its
peers and its potential
No technology / HCM experience beyond ADP board role
Divested assets which promptly doubled margins –
didn’t
see the opportunity
As Audit Committee Chair, has presided over
significant reduction in disclosure despite business
simplification
42
The Nominees for ADP’s Transformation Bring
Relevant Skills and Fresh Perspectives
The Nominees for ADP’s Transformation
Incumbent Long-Tenured Directors
John Jones
(Board Chairman)
Glenn Hubbard (Chair, Nominating & Governance)
Eric Fast (Chair, Audit)
William Ackman (CEO of Pershing Square Capital Management, LP)
Veronica Hagen (Former Chief Executive Officer, Polymer Group)
Paul Unruh (Former Vice Chairman, Bechtel)
Director since 2005 (12 years)
Has overseen ADP’s underperformance relative to its
peers and its potential
No technology / HCM experience beyond ADP board role
Divested assets which promptly doubled margins –
didn’t
see the opportunity
Prior Chairman and CEO of Air Products. Led Air
Products underperformance –
under Mr. Jones tenure,
fell behind direct competitor, Praxair
Director since 2004 (13 years)
Serial board member; sits on an excessive number of boards
Has overseen ADP’s underperformance relative to its peers
and its potential
No technology / HCM experience beyond ADP board role
Divested assets which promptly doubled margins –
didn’t see
the opportunity
No operating experience, business school dean
Extensive management, financial and investment experience
Significant public company board experience, including seven years as Chairman of Howard Hughes Corporation (217% TSR)
Investor in the HCM industry for a decade
Investments in a number of successful business
transformations similar to ADP, providing valuable insights
that can be applied to the benefit of ADP
As one of the largest owners of ADP with a long-term outlook, total alignment with all shareholders
Currently serves as a director of three large, highly respected publicly traded companies, including having served as lead
director of Southern Company
Successfully led and sold her business (Polymer Group) to
Blackstone; continued as CEO under oversight of private equity
Extensive global executive leadership experience in
competitive industries where focus on operational efficiency and productivity were paramount to long-term success
Personally invested over $300,000 in ADP common stock,
more than any current ADP director
Held several senior leadership positions at Bechtel (including Vice
Chairman and CFO); obtained technology, finance, human
resources, legal, and strategic planning expertise
Significant experience on audit committees of public company boards (currently Chair of Symantec’s Audit and Risk Committee)
Instrumental in leading the cost and business transformation at Symantec as a member of a board subcommittee
responsible for generating >$400 million of cost savings
Personally invested over $300,000 in ADP common stock,
more than any current ADP director

A Vote for The Nominees for ADP’s Transformation
The election of The Nominees for ADP’s Transformation would add to the board:
A major shareholder’s voice
Fresh perspectives
Relevant expertise in business transformation and operating efficiency
Directors who are ADP shareholders with significant “skin in the game”
(1)
If elected, The Nominees for ADP’s Transformation will represent three of ten directors, with only one representative from Pershing Square
These new directors will not have the ability to make unilateral changes to the company’s strategy or management, and instead will work with the other directors to seek consensus on the best outcome for all stakeholders
While our nominees, if elected, will represent a minority of the board, their election by shareholders will provide a clear mandate for the reconstituted board to transform ADP into a more efficient, profitable and competitive company
________________________________________________
(1) Pershing Square has invested approximately $2.3 billion to acquire our stake in ADP. Our two independent nominees, Veronica M. Hagen and V. Paul Unruh, have each recently invested over $300,000 of their personal funds in ADP common stock. Together, Ms. Hagen and Mr. Unruh have made a larger investment of their out-of-pocket, personal funds in
ADP than all ADP directors combined.

Independent Proxy Advisors Support Pershing
Square’s Campaign for Change at ADP

________________________________________________
Note: Permission to use quotations throughout this presentation neither sought nor obtained.
“Dissident nominee Ackman would bring a strong understanding of the company, with the resources and analytical ability that his firm has demonstrated while digging deeply into
ADP's business, asking valid questions, presenting detailed data, and proposing solutions.
His real estate background could also be helpful at this point in the company's life cycle, given ADP's ongoing initiatives to rationalize its footprint… [T]he company's lack of direct public
response
to
two
key
issues
raised
by
the
dissident
-
how
it
will
reverse
market
share loss among large customers and why its EBIT margin trails Paychex's so widely -
suggests that having a significant shareholder on the board could help ensure that the company is addressing those challenges and responding to them with sufficient urgency.”
“[W]e believe Pershing Square has argued the more convincing case, particularly that: (i)
ADP is underperforming its potential; (ii) ADP's historical leadership position and scale advantages breed complacency with incremental improvements that accrue relatively easily year after year; (iii) ADP is not keeping pace with smaller competitors in key market segments in the evolving HCM industry; (iv) an inefficient corporate structure and insular culture restrain ADP from identifying and urgently responding to business opportunities and threats; and (v) ADP's performance can be significantly improved, and shareholder returns enhanced, pursuant to a transformation plan implemented in a prudent manner under the oversight of a partly reconstituted board of directors. In our view, the board's response, or lack thereof, to the substance of Pershing Square's argument leaves much to be desired by shareholders and, similarly, the board's stated operational and financial plan strikes us as being inadequate and underwhelming given the substantial opportunity thoroughly detailed by Pershing Square.”
“We believe that Pershing Square’s nominees will reinforce the Board and management in addressing operational inefficiencies, strengthen corporate governance and unlock ADP’s potential in order to maximize shareholder value.”
Support for Bill
Ackman; withhold on
Eric Fast
Support
for
all
three
of
The Nominees for
ADP’s Transformation
Support
for
all
three
of
The Nominees for
ADP’s Transformation

To
Support
ADP’s
Transformation
Vote
GOLD
The
ONLY
way
to
support
ADP’s
transformation
is
to
vote
GOLD
Three highly-qualified and experienced independent director nominees:
o
Bill Ackman, Veronica (“Ronee”) Hagen, V. Paul Unruh
A withhold vote on the white card IS NOT
a vote for any of the Nominees
for ADP’s Transformation and DOES NOT
ensure any or all of our
nominees will be elected to the Board
We
proposed
a
universal
ballot
to
ADP
on
September
15
th
after
ADP’s
board
rejected all of our candidates. This proposal was rejected
45
“[W]e agree with the Dissident's assessment that the ADP board appears to be lacking in business transformation and operating efficiency experience, which forms the basis of
Pershing Square's nomination of Ms. Hagen and Mr. Unruh. Furthermore, in nominating
Mr. Ackman, Pershing Square believes his election would address a lack of significant stock ownership by the incumbent directors, promote an owner's mentality in the boardroom and add the perspective of an investor who has been involved in several business transformations.”
-
Glass Lewis (Oct. 23, 2017)

You
can
vote
by
Internet,
telephone
or
by
signing,
dating
and
returning
the
GOLD
Proxy
Card
or
GOLD
Voting
Instruction
Form
today.
Shareholders
are
urged
NOT
to
use
any
white
proxy
card
received
from
ADP
and
are
strongly
encouraged
to
discard
the
white
proxy
card.
If
you
previously
voted
ADP’s
white
proxy
card
you
may
change
your
vote
by
voting
a
later
dated
GOLD
Proxy
Card
or
GOLD
Voting
Instruction
Form.
Only
your
last
dated
proxy
card
will
count.
Additional
information
regarding
the
proxy
contest,
as
well
as
Pershing
Square’s
presentation
to
ADP
shareholders
is
available
at
www.ADPascending.com.
For
questions
about
how
to
vote
your
shares,
please
contact
our
proxy
solicitor,
D.F.
King
&
Co.,
Inc.,
at
(866)
342-1635.

Q&A